UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 24, 2009 (July 22, 2009)

BANCORPSOUTH, INC.
(Exact name of registrant as specified in its charter)

Mississippi	1-12991	64-0659571

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mississippi Plaza 201 South Spring Street Tupelo, Mississippi	38804

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (662) 680-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
     Item 8.01. Other Events.
          On July 22, 2009, the Executive Compensation and Stock Incentive Committee (the “Committee”) of the Board of Directors of BancorpSouth, Inc. (the “Company”) granted an award of 49,203 shares of restricted stock under the Company 1994 Stock Incentive Plan to Aubrey B. Patterson, Chairman of the Board and Chief Executive Officer of the Company. The fair market value of the award on the date of grant was $1 million based on the average closing price of Company common stock over the preceding 30-day period. The award was granted as an incentive for Mr. Patterson, who has reached retirement age, to continue his service with the Company. Mr. Patterson has served as an officer and member of the Company’s Board of Directors since 1983. The Board of Directors believes that Mr. Patterson’s experience and proven leadership are crucial at this extraordinary time in the banking industry and, therefore, the Committee granted this award so that Mr. Patterson’s financial interests will continue to be aligned with the interests of the Company’s shareholders.
          Pursuant to the terms of a Restricted Stock Agreement between the Company and Mr. Patterson, the restricted stock award will vest in one-third increments on December 31, 2010, 2011 and 2012 and full vesting will occur upon death, disability or a change in control. If Mr. Patterson retires prior to December 31, 2012, the award will vest pro rata for each month of his continued employment beginning January 1, 2010.
          The information presented in this Item 8.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Restricted Stock Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
Section 9 — Financial Statements and Exhibits
     Item 9.01. Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits.

Exhibit 10.1	Restricted Stock Agreement, dated July 22, 2009, between BancorpSouth, Inc. and Aubrey B. Patterson

Exhibit 10.2	BancorpSouth, Inc. 1994 Stock Incentive Plan, as Amended and Restated (filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 and incorporated herein by reference)

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.
By:	/s/ Cathy S. Freeman
Cathy S. Freeman
Executive Vice President and Corporate Secretary

Date: July 24, 2009

EXHIBIT INDEX

Exhibit Number	Description
10.1	Restricted Stock Agreement, dated July 22, 2009, between BancorpSouth, Inc. and Aubrey B. Patterson

10.2	BancorpSouth, Inc. 1994 Stock Incentive Plan, as Amended and Restated (filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 and incorporated herein by reference)